UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

Annual Report October 31, 2006

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF PERFORMANCE

The Fund

Performance

•                  Based on share price, Eaton Vance Short Duration Diversified Income Fund (the “Fund”), a closed-end fund traded on the New York Stock Exchange under the symbol “EVG”, had a total return of 19.96% for the year ended October 31, 2006. That return was the result of an increase in share price to $17.75 on October 31, 2006, from $16.07 on October 31, 2005, and the reinvestment of $1.403 in monthly distributions.

•                  Based on net asset value (NAV) per share, the Fund had a total return of 7.73% during the same period. This return resulted from a decrease in NAV per share to $18.42 on October 31, 2006, from $18.57 on October 31, 2005, and the reinvestment of $1.403 in monthly distributions.

•                  For comparison, the Fund’s peer group, the Lipper Global Income Funds Classification had an average total return of 8.63%, at net asset value, and a 12.47% annual return at share price during the same period.(1)

•                  The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions.

Management Discussion

•                  In pursuing the Fund’s objective, the Fund’s investments have been allocated primarily to senior floating-rate loans, mortgage-backed securities (MBS) and foreign obligations.

•                  Within the senior, floating-rate loan segment, the Fund emphasizes broad diversification across economic and industry groups. At October 31, 2006, the Fund’s 303 bank loan investments represented 37 industries, with no single industry representing as much as 7% of the Fund’s net assets. The loan segment’s largest industry weightings at October 31, 2006, were chemicals and plastics, business equipment and services, cable and satellite television and automotive.

•                  The loan market enjoyed relatively stable fundamentals during the year. Technical factors came more into balance, as record new issuance from strong merger activity met continuing robust investor demand. As a result, credit spreads stabilized after a long period during which they had narrowed. The Fund’s shareholders also benefited from an increase in the London Inter-Bank Offered Rate – the benchmark over which loan interest rates are typically set – which rose in response to rate hikes from the Federal Reserve.

•                  Management continued to focus on the seasoned sector of the MBS market. MBS spreads tightened during the fiscal year, as market fundamentals remained positive. Prepayment rates fell and investor demand was brisk for high quality investments with a yield advantage over U.S. Treasuries. Incremental demand was especially strong from foreign buyers, such as central banks.

•                  The Fund maintained exposure to selected foreign markets through long and short forward currency contracts. Tighter spreads provided a more challenging environment for emerging markets investing. The Fund was overweighted in Asia. Some of the larger foreign exchange positions were held in Indonesia, Malaysia, India, the Philippines and Korea. The Fund continued to partially balance these Asian positions with a short position in the Japanese yen. The Fund increased its exposure to Latin America, primarily in the form of local bonds in Brazil and interest rate swaps in Mexico. These countries have benefited from low inflation and a commitment by their central banks to target any renewal of inflation. In Euro-related exposures, the Fund shifted its investments, eliminating Slovakia in favor of a larger currency exposure in Romania and a T-bill position in Egypt. Management found Romania attractive because of its economic reforms, compelling yield spreads over the Euro and its anticipated membership in the European Union. Egyptian T-bills were attractive due to the continuing inflow of petro-dollars into its local financial markets. The Fund cross-hedged most of its European positions by shorting the Euro, a move that protected the Fund from the Euro’s roughly 9% decline against the dollar during the fiscal year.

•                  The Fund’s NAV again displayed relatively low volatility during the year ended October 31, 2006, and was among the lowest in volatility within its peer group. A low duration (1.5 years at October 31), a large exposure to floating-rate loan assets, and minimal correlation among the Fund’s three investment sectors contributed to the Fund’s relative NAV stability. (Duration measures the Fund’s responsiveness to changes in interest rates.) In addition, the share price discount-to-NAV narrowed dramatically during the fiscal year, to 3.64% at October 31, 2006, from 13.46% at October 31, 2005.

(1)  It is not possible to invest directly in a Lipper Classification. The Lipper averages are the average total returns of the funds that are in the same Lipper Classification as the Fund.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PERFORMANCE

Performance(1)

Average Annual Total Return (by share price, NYSE)
One Year	19.96%
Life of Fund (2/28/05)	3.29%

Average Annual Total Return (at net asset value)
One Year	7.73%
Life of Fund (2/28/05)	5.59%

(1)       Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund Allocations(2)

By total leveraged assets

(2)          Fund Allocations are as of 10/31/06 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to approximately 202% as of 10/31/06. Fund Allocations are subject to change due to active management. The following Portfolio of Investments is reported based on a percentage of total net assets. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 74.8%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 1.7%
Delta Air Lines, Inc.
$425,000	Term Loan, 12.77%, Maturing March 27, 2008	$437,644
Hexcel Corp.
818,070	Term Loan, 7.13%, Maturing March 1, 2012	820,115
K&F Industries, Inc.
574,212	Term Loan, 7.32%, Maturing November 18, 2012	576,994
Spirit Aerosystems, Inc.
1,839,643	Term Loan, 7.57%, Maturing December 31, 2011	1,856,027
Standard Aero Holdings, Inc.
670,085	Term Loan, 7.61%, Maturing August 24, 2012	671,342
Transdigm, Inc.
475,000	Term Loan, 7.39%, Maturing June 23, 2013	478,503
Vought Aircraft Industries, Inc.
181,818	Term Loan, 7.33%, Maturing December 17, 2011	182,898
804,706	Term Loan, 7.88%, Maturing December 17, 2011	810,155
		$5,833,678
Air Transport — 0.3%
Northwest Airlines, Inc.
$600,000	Dip Loan, 7.90%, Maturing August 21, 2008	$602,625
United Airlines, Inc.
62,188	Term Loan, 9.13%, Maturing February 1, 2012	63,276
435,313	Term Loan, 9.25%, Maturing February 1, 2012	442,930
		$1,108,831
Automotive — 4.6%
AA Acquisitions Co., Ltd.
1,000,000	GBPTerm Loan, 9.58%, Maturing June 25, 2014	$1,956,465
Accuride Corp.
681,136	Term Loan, 7.44%, Maturing January 31, 2012	683,265
Affina Group, Inc.
888,482	Term Loan, 8.38%, Maturing November 30, 2011	893,202
Axletech International Holding, Inc.
425,000	Term Loan, 11.87%, Maturing April 21, 2013	428,896
CSA Acquisition Corp.
326,625	Term Loan, 7.88%, Maturing December 23, 2011	327,339
605,874	Term Loan, 7.88%, Maturing December 23, 2011	607,199
Dayco Europe S.R.I.
821,582	EURTerm Loan, 5.56%, Maturing June 21, 2010	1,052,559

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Dayco Products, LLC
$573,563	Term Loan, 8.02%, Maturing June 21, 2011	$578,462
Delphi Corp.
500,000	Term Loan, 8.13%, Maturing October 8, 2007	505,000
Exide Technologies
949,088	EURTerm Loan, 9.87%, Maturing May 5, 2010	1,271,937
Federal-Mogul Corp.
500,000	DIP Loan, 7.38%, Maturing December 9, 2006	501,328
361,345	Term Loan, 7.57%, Maturing December 9, 2006	352,086
420,728	Term Loan, 7.59%, Maturing December 9, 2006	410,999
Goodyear Tire & Rubber Co.
635,000	Term Loan, 8.14%, Maturing April 30, 2010	640,897
500,000	Term Loan, 8.89%, Maturing March 1, 2011	507,291
Insurance Auto Auctions, Inc.
222,826	Term Loan, 7.90%, Maturing May 19, 2012(2)	224,219
R.J. Tower Corp.
370,000	DIP Revolving Loan, 8.94%, Maturing February 2, 2007	359,131
Tenneco Automotive, Inc.
963,141	Term Loan, 7.40%, Maturing December 14, 2009	968,709
418,922	Term Loan, 7.31%, Maturing December 13, 2010	421,344
Teutates Vermogensverwaltung
500,000	EURTerm Loan, 5.75%, Maturing March 11, 2014	643,987
500,000	EURTerm Loan, 6.25%, Maturing March 11, 2015	646,950
The Goodyear Dunlop Tires
990,000	EURTerm Loan, 5.91%, Maturing April 30, 2010	1,269,642
Trimas Corp.
70,313	Term Loan, 8.13%, Maturing August 2, 2011	70,840
304,688	Term Loan, 8.25%, Maturing August 2, 2013	306,973
United Components, Inc.
441,667	Term Loan, 7.70%, Maturing June 30, 2010	444,427
		$16,073,147
Beverage and Tobacco — 0.4%
Alliance One International, Inc.
$216,250	Term Loan, 8.82%, Maturing May 13, 2010	$218,953
Culligan International Co.
397,916	Term Loan, 7.07%, Maturing September 30, 2011	399,533
National Dairy Holdings, L.P.
458,214	Term Loan, 7.32%, Maturing March 15, 2012	459,933
National Distribution Co.
220,000	Term Loan, 11.82%, Maturing June 22, 2010	220,550
		$1,298,969

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development — 3.6%
Biomed Realty, L.P.
$660,000	Term Loan, 7.57%, Maturing May 31, 2010	$658,350
Capital Automotive REIT
415,134	Term Loan, 7.08%, Maturing December 16, 2010	417,485
Epco / Fantome, LLC
500,000	Term Loan, 8.37%, Maturing November 23, 2010	502,500
Gables GP, Inc.
25,579	Term Loan, 7.07%, Maturing December 31, 2006	25,630
Hovstone Holdings, LLC
265,000	Term Loan, 7.37%, Maturing February 28, 2009	261,025
Kyle Acquisition Group, LLC
115,371	Term Loan, 8.25%, Maturing July 20, 2010	115,371
Lanoga Corp.
374,063	Term Loan, 7.12%, Maturing June 29, 2013	373,439
LNR Property Corp.
800,000	Term Loan, 8.22%, Maturing July 3, 2011	803,917
MAAX Corp.
612,552	Term Loan, 8.38%, Maturing June 4, 2011	609,489
Mueller Group, Inc.
472,465	Term Loan, 7.39%, Maturing October 3, 2012	475,664
Newkirk Master, L.P.
401,485	Term Loan, 7.07%, Maturing August 11, 2008	402,112
313,523	Term Loan, 7.07%, Maturing August 11, 2008	314,013
Nortek, Inc.
984,925	Term Loan, 7.32%, Maturing August 27, 2011	983,693
Panolam Industries Holdings, Inc.
178,054	Term Loan, 8.12%, Maturing September 30, 2012	178,944
Ply Gem Industries, Inc.
32,648	Term Loan, 8.40%, Maturing August 15, 2011	32,628
489,727	Term Loan, 8.40%, Maturing August 15, 2011	489,420
Ristretto Investissements SAS
308,150	EURTerm Loan, 5.76%, Maturing September 30, 2013	397,339
130,995	GBPTerm Loan, 7.45%, Maturing September 30, 2013	252,339
308,150	EURTerm Loan, 6.13%, Maturing September 30, 2014	399,305
130,995	GBPTerm Loan, 7.82%, Maturing September 30, 2014	253,380
Rubicon GSA II, LLC
675,000	Term Loan, 8.07%, Maturing July 31, 2008	675,000
Stile Acquisition Corp.
930,033	Term Loan, 7.38%, Maturing April 6, 2013	910,633
Stile U.S. Acquisition Corp.
931,617	Term Loan, 7.38%, Maturing April 6, 2013	912,185
TRU 2005 RE Holding Co.
1,325,000	Term Loan, 8.32%, Maturing December 9, 2008	1,329,141
Trustreet Properties, Inc.
385,000	Term Loan, 7.32%, Maturing April 8, 2010	385,962

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
United Subcontractors, Inc.
$250,000	Term Loan, 12.86%, Maturing June 27, 2013	$242,500
		$12,401,464
Business Equipment and Services — 5.5%
Acco Brands Corp.
$1,199,248	Term Loan, 7.14%, Maturing August 17, 2012	$1,204,495
Affiliated Computer Services
248,125	Term Loan, 7.39%, Maturing March 20, 2013	248,861
623,438	Term Loan, 7.40%, Maturing March 20, 2013	625,229
Affinion Group, Inc.
507,907	Term Loan, 8.17%, Maturing October 17, 2012	511,320
Allied Security Holdings, LLC
373,295	Term Loan, 8.37%, Maturing June 30, 2010	376,562
Audatex North America, Inc.
1,000,000	EURTerm Loan, 9.13%, Maturing January 13, 2013	1,307,063
BSG Clearing Solutions GmbH
975,000	EURTerm Loan, 5.74%, Maturing May 5, 2012	1,250,663
Buhrmann US, Inc.
1,979,747	EURTerm Loan, 5.08%, Maturing December 23, 2010	2,561,594
DynCorp International, LLC
492,500	Term Loan, 7.75%, Maturing February 11, 2011	495,578
Education Management, LLC
448,875	Term Loan, 7.88%, Maturing June 1, 2013	452,466
Gate Gourmet Borrower, LLC
497,500	EURTerm Loan, 6.13%, Maturing March 9, 2013	643,517
Info USA, Inc.
198,500	Term Loan, 7.07%, Maturing February 14, 2012	198,252
La Petite Academy, Inc.
200,000	Term Loan, 10.04%, Maturing August 21, 2012	201,375
N.E.W. Holdings I, LLC
200,000	Term Loan, 12.35%, Maturing February 8, 2014	204,000
149,625	Term Loan, 8.11%, Maturing August 8, 2014	150,607
Nielsen Finance, LLC
2,000,000	Term Loan, 8.19%, Maturing August 9, 2013	2,009,532
Protection One, Inc.
194,936	Term Loan, 7.86%, Maturing March 31, 2012	195,789
Quintiles Transnational Corp.
500,000	Term Loan, 9.37%, Maturing March 31, 2014	509,140
RGIS Holdings, LLC
347,402	Term Loan, 7.87%, Maturing February 15, 2013	347,294
SS&C Technologies, Inc.
38,877	Term Loan, 8.00%, Maturing November 23, 2012	39,120
457,373	Term Loan, 8.00%, Maturing November 23, 2012	460,232

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Sungard Data Systems, Inc.
$2,967,450	Term Loan, 8.00%, Maturing February 11, 2013	$2,998,854
TDS Investor Corp.
1,000,000	EURTerm Loan, 6.13%, Maturing August 23, 2013	1,280,206
Williams Scotsman, Inc.
930,000	Term Loan, 6.82%, Maturing June 28, 2010	927,675
		$19,199,424
Cable and Satellite Television — 5.2%
Cablecom Luxembourg SCA
1,000,000	EURTerm Loan, 5.79%, Maturing September 28, 2012	$1,283,529
Charter Communications Operating, LLC
2,991,833	Term Loan, 8.01%, Maturing April 28, 2013	3,021,003
CSC Holdings, Inc.
895,500	Term Loan, 7.15%, Maturing March 29, 2013	895,860
Insight Midwest Holdings, LLC
381,250	Term Loan, 0.00%, Maturing April 6, 2014(2)	384,258
1,143,750	Term Loan, 7.57%, Maturing April 6, 2014	1,152,774
Kabel Deutschland GmbH
1,000,000	EURTerm Loan, 5.38%, Maturing March 31, 2012	1,279,028
NTL Investment Holdings Ltd.
538,924	GBPTerm Loan, 7.07%, Maturing September 3, 2012	1,027,151
461,076	GBPTerm Loan, 7.07%, Maturing September 3, 2012	878,777
Persona Communications Corp.
250,000	Term Loan, 11.37%, Maturing April 12, 2014	251,562
PKS Media (Netherlands) B.V.
482,500	EURTerm Loan, 5.24%, Maturing October 5, 2013	618,058
1,000,000	EURTerm Loan, 5.74%, Maturing October 5, 2013	1,294,570
1,000,000	EURTerm Loan, 6.24%, Maturing October 5, 2014	1,300,654
UGS Corp.
1,629,021	Term Loan, 7.13%, Maturing March 31, 2012	1,629,360
UPC Broadband Holding B.V.
662,500	EURTerm Loan, 5.51%, Maturing March 31, 2013	846,505
750,000	EURTerm Loan, 5.51%, Maturing December 31, 2013	958,451
Ypso Holding SA
496,137	EURTerm Loan, 5.84%, Maturing June 15, 2014	620,749
191,468	EURTerm Loan, 5.84%, Maturing June 15, 2014	239,558
312,395	EURTerm Loan, 5.84%, Maturing June 15, 2014	390,858
		$18,072,705
Chemicals and Plastics — 6.2%
Basell Af S.A.R.L.
$208,333	Term Loan, 7.60%, Maturing August 1, 2013	$211,068
41,667	Term Loan, 7.60%, Maturing August 1, 2013	42,214

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
$208,333	Term Loan, 8.35%, Maturing August 1, 2014	$211,068
41,667	Term Loan, 8.35%, Maturing August 1, 2014	42,214
Brenntag Holding GmbH and Co.
1,020,189	EURTerm Loan, 12.28%, Maturing January 18, 2016	1,340,097
Celanese Holdings, LLC
1,846,358	EURTerm Loan, 5.70%, Maturing April 6, 2011	2,377,710
925,231	Term Loan, 7.37%, Maturing June 4, 2011	931,509
Gentek, Inc.
700,884	Term Loan, 7.37%, Maturing February 25, 2011	704,827
Georgia Gulf Corp.
425,000	Term Loan, 7.32%, Maturing October 3, 2013	427,568
Hexion Specialty Chemicals
231,420	Term Loan, 7.37%, Maturing May 5, 2013	231,110
1,065,330	Term Loan, 7.38%, Maturing May 5, 2013	1,063,904
Huntsman International, LLC
1,316,456	Term Loan, 7.07%, Maturing August 16, 2012	1,317,280
Ineos Group
500,000	Term Loan, 7.61%, Maturing December 14, 2013	506,614
500,000	Term Loan, 8.11%, Maturing December 14, 2014	506,614
Innophos, Inc.
541,094	Term Loan, 7.57%, Maturing August 10, 2010	543,631
ISP Chemo, Inc.
696,500	Term Loan, 7.45%, Maturing February 16, 2013	699,609
Kranton Polymers, LLC
738,693	Term Loan, 7.38%, Maturing May 12, 2013	741,925
Lucite International Group Holdings
64,886	Term Loan, 0.00%, Maturing July 7, 2013(2)	65,434
184,652	Term Loan, 8.07%, Maturing July 7, 2013	186,212
Lyondell Chemical
1,100,000	Term Loan, 7.11%, Maturing August 16, 2013	1,106,989
Nalco Co.
1,770,571	Term Loan, 7.16%, Maturing November 4, 2010	1,777,613
PQ Corp.
488,779	Term Loan, 7.38%, Maturing February 10, 2012	490,917
Professional Paint, Inc.
199,500	Term Loan, 7.63%, Maturing May 31, 2012	199,874
Propex Fabrics, Inc.
279,563	Term Loan, 7.63%, Maturing July 31, 2012	280,261
Rockwood Specialties Group
1,477,500	EURTerm Loan, 6.31%, Maturing July 30, 2012	1,901,522
Sigmakalon (BC) Holdco B.V.
8,871	EURTerm Loan, 5.99%, Maturing September 9, 2013	11,412
173,632	EURTerm Loan, 5.99%, Maturing September 9, 2013	223,368
317,498	EURTerm Loan, 5.99%, Maturing September 9, 2013	408,445
107,857	EURTerm Loan, 6.49%, Maturing September 9, 2014	139,344

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
30,222	EURTerm Loan, 6.49%, Maturing September 9, 2014	$38,959
26,409	EURTerm Loan, 6.49%, Maturing September 9, 2014	34,119
335,513	EURTerm Loan, 6.49%, Maturing September 9, 2014	433,462
1,000,000	EURTerm Loan, 8.74%, Maturing September 9, 2015	1,293,102
Solo Cup Co.
932,856	Term Loan, 8.61%, Maturing February 27, 2011	938,760
200,000	Term Loan, 11.37%, Maturing March 31, 2012	205,250
		$21,634,005
Clothing / Textiles — 0.3%
Hanesbrands, Inc.
$525,000	Term Loan, 7.68%, Maturing September 5, 2013	$530,119
250,000	Term Loan, 9.19%, Maturing March 5, 2014	256,607
St. John Knits International, Inc.
133,418	Term Loan, 9.32%, Maturing March 23, 2012	132,751
		$919,477
Conglomerates — 1.6%
Amsted Industries, Inc.
$519,729	Term Loan, 7.37%, Maturing October 15, 2010	$522,003
Bushnell Performance Optics
495,119	Term Loan, 8.37%, Maturing August 19, 2011	498,213
Euramax International, Inc.
167,105	Term Loan, 12.37%, Maturing June 28, 2013	168,359
82,895	Term Loan, 12.37%, Maturing June 28, 2013	83,516
Goodman Global Holdings, Inc.
442,177	Term Loan, 7.25%, Maturing December 23, 2011	441,992
Jarden Corp.
253,611	Term Loan, 7.12%, Maturing January 24, 2012	253,674
450,585	Term Loan, 7.37%, Maturing January 24, 2012	451,958
Johnson Diversey, Inc.
738,478	Term Loan, 7.97%, Maturing December 16, 2011	745,286
Polymer Group, Inc.
1,339,875	Term Loan, 7.61%, Maturing November 22, 2012	1,342,666
Rexnord Corp.
400,000	Term Loan, 7.88%, Maturing July 19, 2013	402,750
US Investigations Services, Inc.
665,954	Term Loan, 7.89%, Maturing October 14, 2012	669,700
		$5,580,117
Containers and Glass Products — 3.6%
Bluegrass Container Co.
$109,120	Term Loan, 7.60%, Maturing June 30, 2013	$110,263
364,692	Term Loan, 7.60%, Maturing June 30, 2013	368,510

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
$84,848	Term Loan, 10.32%, Maturing December 30, 2013	$86,002
265,152	Term Loan, 10.32%, Maturing December 30, 2013	268,756
Crown Americas, Inc.
1,000,000	EURTerm Loan, 4.86%, Maturing November 15, 2012	1,275,552
Graham Packaging Holdings Co.
1,228,125	Term Loan, 7.73%, Maturing October 7, 2011	1,235,362
357,143	Term Loan, 9.69%, Maturing April 7, 2012	360,603
Graphic Packaging International, Inc.
2,394,279	Term Loan, 7.88%, Maturing August 8, 2010	2,424,849
JSG Acquisitions
1,250,000	EURTerm Loan, 5.81%, Maturing December 31, 2014	1,606,645
1,250,000	EURTerm Loan, 6.26%, Maturing December 31, 2014	1,613,785
Pregis Corp.
990,000	Term Loan, 7.62%, Maturing October 12, 2011	998,044
Smurfit-Stone Container Corp.
428,496	Term Loan, 4.73%, Maturing November 1, 2011	431,685
1,030,690	Term Loan, 7.66%, Maturing November 1, 2011	1,038,361
820,778	Term Loan, 7.67%, Maturing November 1, 2011	826,887
		$12,645,304
Cosmetics / Toiletries — 0.5%
American Safety Razor Co.
$300,000	Term Loan, 11.72%, Maturing January 31, 2014	$306,000
Prestige Brands, Inc.
738,548	Term Loan, 7.71%, Maturing April 7, 2011	743,010
Revlon Consumer Products Corp.
654,593	Term Loan, 11.44%, Maturing July 9, 2010	672,049
		$1,721,059
Drugs — 0.4%
Patheon, Inc.
$587,793	Term Loan, 9.57%, Maturing December 14, 2011	$576,405
Warner Chilcott Corp.
187,526	Term Loan, 7.87%, Maturing January 18, 2012	188,732
683,032	Term Loan, 7.93%, Maturing January 18, 2012	687,423
		$1,452,560
Ecological Services and Equipment — 0.7%
Duratek, Inc.
$172,115	Term Loan, 7.76%, Maturing June 7, 2013	$173,675
Energysolutions, LLC
18,082	Term Loan, 7.57%, Maturing June 7, 2013	18,246
379,886	Term Loan, 7.76%, Maturing June 7, 2013	383,329

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
Environmental Systems Products Holdings, Inc.
$482,429	Term Loan, 8.88%, Maturing December 12, 2008	$485,444
Sensus Metering Systems, Inc.
403,727	Term Loan, 7.45%, Maturing December 17, 2010	403,727
53,627	Term Loan, 7.50%, Maturing December 17, 2010	53,627
Sulo GmbH
625,000	EURTerm Loan, 9.87%, Maturing January 19, 2016	817,413
Synagro Technologies, Inc.
37,857	Term Loan, 7.57%, Maturing June 21, 2012	37,928
227,143	Term Loan, 7.57%, Maturing June 21, 2012	227,143
		$2,600,532
Electronics / Electrical — 2.5%
Advanced Micro Devices, Inc.
$775,000	Term Loan, 7.57%, Maturing December 31, 2013	$775,000
Aspect Software, Inc.
575,000	Term Loan, 8.44%, Maturing July 11, 2011	577,228
500,000	Term Loan, 12.38%, Maturing July 11, 2013	502,083
Infor Global Solutions Holdings
755,714	Term Loan, 9.12%, Maturing July 28, 2012	762,484
394,286	Term Loan, 9.12%, Maturing July 28, 2012	397,818
Invensys International Holding Co.
650,000	EURTerm Loan, 5.43%, Maturing December 15, 2010	835,331
Network Solutions, LLC
297,750	Term Loan, 10.37%, Maturing January 9, 2012	301,472
Open Solutions, Inc.
350,000	Term Loan, 11.90%, Maturing November 30, 2012	358,750
Security Co., Inc.
738,685	Term Loan, 8.63%, Maturing June 28, 2010	744,226
Spectrum Brands, Inc.
1,860,755	EURTerm Loan, 6.52%, Maturing February 7, 2012	2,360,132
Telcordia Technologies, Inc.
666,112	Term Loan, 8.15%, Maturing September 15, 2012	642,382
Vertafore, Inc.
275,000	Term Loan, 11.42%, Maturing January 31, 2013	279,698
		$8,536,604
Equipment Leasing — 0.4%
Awas Capital, Inc.
$755,032	Term Loan, 11.44%, Maturing March 22, 2013	$762,583
Maxim Crane Works, L.P.
339,034	Term Loan, 7.33%, Maturing January 28, 2010	340,305

Principal Amount	Borrower/Tranche Description	Value
Equipment Leasing (continued)
United Rentals, Inc.
$84,034	Term Loan, 6.00%, Maturing February 14, 2011	$84,410
185,574	Term Loan, 7.32%, Maturing February 14, 2011	186,405
		$1,373,703
Farming / Agriculture — 0.1%
BF Bolthouse HoldCo, LLC
$375,000	Term Loan, 10.87%, Maturing December 16, 2013	$378,750
		$378,750
Financial Intermediaries — 0.2%
Blitz F04-506 GmbH
500,000	EURTerm Loan, 6.35%, Maturing June 30, 2014	$648,261
		$648,261
Food Products — 2.6%
Acosta, Inc.
$623,438	Term Loan, 8.08%, Maturing July 28, 2013	$629,802
American Seafoods Group, LLC
938,372	Term Loan, 7.12%, Maturing September 30, 2011	938,080
BL Marketing, Ltd.
300,000	GBPTerm Loan, 7.75%, Maturing December 20, 2013	580,615
300,000	GBPTerm Loan, 8.25%, Maturing December 20, 2014	583,228
Black Lion Beverages III B.V.
1,000,000	EURTerm Loan, 8.31%, Maturing January 24, 2016	1,303,340
Charden International B.V.
250,000	EURTerm Loan, 6.06%, Maturing March 14, 2014	319,719
250,000	EURTerm Loan, 6.56%, Maturing March 14, 2015	321,082
Chiquita Brands, LLC
905,419	Term Loan, 7.62%, Maturing June 28, 2012	905,560
Michael Foods, Inc.
249,375	Term Loan, 7.54%, Maturing November 21, 2010	249,947
Nash-Finch Co.
485,714	Term Loan, 7.63%, Maturing November 12, 2010	486,625
Picard Surgeles S.A.
500,000	EURTerm Loan, 5.44%, Maturing June 4, 2014	643,440
Pinnacle Foods Holdings Corp.
248,859	Term Loan, 7.37%, Maturing November 25, 2010	249,574
Reddy Ice Group, Inc.
925,000	Term Loan, 7.12%, Maturing August 9, 2012	926,156
Ruby Acquisitions Ltd.
500,000	GBPTerm Loan, 7.66%, Maturing January 5, 2015	964,353
		$9,101,521

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Service — 0.5%
Carrols Corp.
$425,951	Term Loan, 7.88%, Maturing December 31, 2010	$427,975
Denny's, Inc.
626,741	Term Loan, 8.59%, Maturing September 21, 2009	629,353
QCE Finance, LLC
275,000	Term Loan, 11.12%, Maturing November 5, 2013	279,537
Sonic Corp.
198,000	Term Loan, 7.32%, Maturing September 22, 2013	198,742
		$1,535,607
Food / Drug Retailers — 0.9%
General Nutrition Centers, Inc.
$982,323	Term Loan, 8.11%, Maturing December 5, 2009	$991,226
Roundy's Supermarkets, Inc.
818,813	Term Loan, 8.42%, Maturing November 3, 2011	826,284
The Jean Coutu Group (PJC), Inc.
1,352,471	Term Loan, 7.94%, Maturing July 30, 2011	1,358,584
		$3,176,094
Forest Products — 2.3%
Boise Cascade Holdings, LLC
$2,021,668	Term Loan, 7.11%, Maturing October 29, 2011	$2,033,167
Buckeye Technologies, Inc.
453,803	Term Loan, 7.38%, Maturing April 15, 2010	454,181
Georgia Pacific Corp.
1,736,875	Term Loan, 7.39%, Maturing December 20, 2012	1,747,850
850,000	Term Loan, 8.39%, Maturing December 23, 2013	861,920
NewPage Corp.
745,135	Term Loan, 8.36%, Maturing May 2, 2011	754,449
Xerium Technologies, Inc.
1,570,602	EURTerm Loan, 5.63%, Maturing May 18, 2012	2,018,003
		$7,869,570
Healthcare — 4.3%
Accellent, Inc.
$595,500	Term Loan, 7.40%, Maturing November 22, 2012	$596,989
Alliance Imaging, Inc.
481,026	Term Loan, 7.94%, Maturing December 29, 2011	482,379
American Medical Systems
500,000	Term Loan, 7.81%, Maturing July 20, 2012	500,625
AMR HoldCo, Inc.
324,355	Term Loan, 7.28%, Maturing February 10, 2012	324,963
Carl Zeiss Topco GMBH
166,667	Term Loan, 8.12%, Maturing March 21, 2013	168,125

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
$333,333	Term Loan, 8.62%, Maturing March 22, 2014	$337,916
500,000	Term Loan, 10.87%, Maturing September 22, 2014	507,437
Community Health Systems, Inc.
982,456	Term Loan, 7.15%, Maturing August 19, 2011	984,122
Concentra Operating Corp.
1,002,348	Term Loan, 7.62%, Maturing September 30, 2011	1,008,142
Davita, Inc.
1,535,514	Term Loan, 7.43%, Maturing October 5, 2012	1,544,905
Encore Medical IHC, Inc.
520,762	Term Loan, 8.30%, Maturing October 4, 2010	522,064
FHC Health Systems, Inc.
294,118	Term Loan, 11.40%, Maturing December 18, 2009	305,147
205,882	Term Loan, 13.40%, Maturing December 18, 2009	213,603
Kinetic Concepts, Inc.
252,937	Term Loan, 7.12%, Maturing October 3, 2009	253,649
Lifecare Holdings, Inc.
222,750	Term Loan, 7.57%, Maturing August 11, 2012	205,765
Moon Acquisition Co. AB
458,140	EURTerm Loan, 5.88%, Maturing June 28, 2013	592,853
500,000	EURTerm Loan, 6.38%, Maturing November 4, 2014	649,755
National Mentor Holdings, Inc.
16,800	Term Loan, 5.32%, Maturing June 29, 2013	16,884
282,492	Term Loan, 7.87%, Maturing June 29, 2013	283,904
P&F Capital S.A.R.L.
209,223	EURTerm Loan, 5.63%, Maturing February 21, 2014	271,006
125,235	EURTerm Loan, 5.63%, Maturing February 21, 2014	162,216
100,494	EURTerm Loan, 5.63%, Maturing February 21, 2014	130,169
65,049	EURTerm Loan, 6.13%, Maturing February 21, 2014	84,257
94,595	EURTerm Loan, 6.13%, Maturing February 21, 2015	123,037
35,135	EURTerm Loan, 6.13%, Maturing February 21, 2015	45,700
72,973	EURTerm Loan, 6.13%, Maturing February 21, 2015	94,915
297,297	EURTerm Loan, 6.13%, Maturing February 21, 2015	386,689
Select Medical Holding Corp.
492,500	Term Loan, 7.15%, Maturing February 24, 2012	483,974
Sirona Dental Systems GmbH
500,000	EURTerm Loan, 5.85%, Maturing June 30, 2013	645,924
Talecris Biotherapeutics, Inc.
246,250	Term Loan, 8.64%, Maturing March 31, 2010	247,481
218,750	Term Loan, 8.89%, Maturing May 31, 2010	218,750
Vanguard Health Holding Co., LLC
738,806	Term Loan, 7.87%, Maturing September 23, 2011	740,423
VWR International, Inc.
1,274,423	EURTerm Loan, 6.28%, Maturing April 7, 2011	1,642,197
		$14,775,965

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Home Furnishings — 0.5%
Interline Brands, Inc.
$216,848	Term Loan, 7.11%, Maturing June 23, 2013	$217,254
281,902	Term Loan, 7.12%, Maturing June 23, 2013	282,431
Oreck Corp.
454,119	Term Loan, 8.12%, Maturing February 2, 2012	454,544
Simmons Co.
832,620	Term Loan, 7.17%, Maturing December 19, 2011	838,995
		$1,793,224
Industrial Equipment — 1.5%
Alliance Laundry Holdings, LLC
$305,274	Term Loan, 7.57%, Maturing January 27, 2012	$307,468
Douglas Dynamics Holdings, Inc.
861,611	Term Loan, 7.12%, Maturing December 16, 2010	859,456
Gleason Corp.
200,000	Term Loan, 7.91%, Maturing June 30, 2013	201,500
200,000	Term Loan, 10.94%, Maturing December 31, 2013	202,500
MTD Products, Inc.
1,231,108	Term Loan, 6.88%, Maturing June 1, 2010	1,221,875
PP Acquisition Corp.
1,052,888	Term Loan, 8.32%, Maturing November 12, 2011	1,061,223
Prysmian S.R.L.
400,000	EURTerm Loan, 5.79%, Maturing August 22, 2014	512,951
400,000	EURTerm Loan, 6.29%, Maturing August 22, 2015	515,220
TFS Acquisition Corp.
225,000	Term Loan, 8.92%, Maturing August 11, 2013	226,688
		$5,108,881
Insurance — 0.4%
ARG Holding, Inc.
$400,000	Term Loan, 12.62%, Maturing November 30, 2012	$405,000
CCC Information Serivices Group
225,000	Term Loan, 7.87%, Maturing February 10, 2013	226,266
Conseco, Inc.
800,000	Term Loan, 7.32%, Maturing October 10, 2013	803,000
		$1,434,266
Leisure Goods / Activities / Movies — 4.3%
24 Hour Fitness Worldwide, Inc.
$402,975	Term Loan, 7.99%, Maturing June 8, 2012	$405,997
AMC Entertainment, Inc.
570,688	Term Loan, 7.45%, Maturing January 26, 2013	575,934
Augustus 2 Ltd.
400,000	GBPTerm Loan, 7.53%, Maturing June 22, 2014	764,807

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
400,000	GBPTerm Loan, 8.03%, Maturing June 22, 2015	$768,622
Bombardier Recreational Product
575,000	Term Loan, 8.13%, Maturing June 28, 2013	575,000
Cedar Fair, L.P.
872,813	Term Loan, 7.87%, Maturing August 30, 2012	883,381
Cinemark, Inc.
1,050,000	Term Loan, 7.32%, Maturing October 5, 2013	1,057,793
Deluxe Entertainment Services
290,000	Term Loan, 9.12%, Maturing January 28, 2011	300,875
Fender Musical Instruments Co.
250,000	Term Loan, 11.38%, Maturing October 1, 2012	252,500
Metro-Goldwyn-Mayer Holdings, Inc.
2,154,175	Term Loan, 8.62%, Maturing April 8, 2012	2,130,132
Red Football Ltd.
1,000,000	GBPTerm Loan, 7.58%, Maturing August 16, 2014	1,920,959
1,000,000	GBPTerm Loan, 7.83%, Maturing August 16, 2015	1,930,496
Six Flags Theme Parks, Inc.
1,474,855	Term Loan, 8.66%, Maturing June 30, 2009	1,492,946
Universal City Development Partners, Ltd.
925,455	Term Loan, 7.39%, Maturing June 9, 2011	929,503
WMG Acquisition Corp.
985,292	Term Loan, 7.37%, Maturing February 28, 2011	990,157
		$14,979,102
Lodging and Casinos — 3.1%
Bally Technologies, Inc.
$988,854	Term Loan, 9.33%, Maturing September 5, 2009	$992,356
	Columbia Entertainment
495,000	Term Loan, 7.82%, Maturing October 24, 2011	497,475
Fairmont Hotels and Resorts, Inc.
230,693	Term Loan, 8.57%, Maturing May 12, 2011	232,711
Gala Electric Casinos, Ltd.
875,000	GBPTerm Loan, 7.55%, Maturing December 12, 2013	1,684,870
875,000	GBPTerm Loan, 8.05%, Maturing December 12, 2014	1,692,036
Isle of Capri Casinos, Inc.
1,965,000	Term Loan, 7.18%, Maturing February 4, 2011	1,972,369
Penn National Gaming, Inc.
1,400,850	Term Loan, 7.13%, Maturing October 3, 2012	1,409,956
Pinnacle Entertainment, Inc.
200,000	Term Loan, 7.32%, Maturing December 14, 2011	200,775
Venetian Casino Resort, LLC
1,243,590	Term Loan, 7.12%, Maturing June 15, 2011	1,248,059
256,410	Term Loan, 7.12%, Maturing June 15, 2011	257,332

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
VML US Finance, LLC
$133,333	Term Loan, 0.00%, Maturing May 25, 2012(2)	$133,278
266,667	Term Loan, 8.12%, Maturing May 25, 2013	268,729
		$10,589,946
Nonferrous Metals / Minerals — 0.8%
Almatis Holdings 5 BV
250,000	EURTerm Loan, 5.74%, Maturing December 21, 2013	$323,595
250,000	EURTerm Loan, 6.24%, Maturing December 21, 2014	324,871
Murray Energy Corp.
738,750	Term Loan, 8.40%, Maturing January 28, 2010	746,138
Novelis, Inc.
299,756	Term Loan, 7.72%, Maturing January 6, 2012	301,087
520,629	Term Loan, 7.72%, Maturing January 6, 2012	522,941
Tube City IMS Corp.
495,000	Term Loan, 8.12%, Maturing December 31, 2010	496,856
		$2,715,488
Oil and Gas — 2.3%
Coffeyville Resources, LLC
$400,601	Term Loan, 5.27%, Maturing June 24, 2011	$403,555
593,428	Term Loan, 7.63%, Maturing July 8, 2012	597,803
Concho Resources, Inc.
623,438	Term Loan, 9.37%, Maturing July 6, 2011(3)	621,505
Dresser Rand Group, Inc.
976,902	EURTerm Loan, 5.51%, Maturing October 29, 2011	1,251,544
El Paso Corp.
375,000	Term Loan, 5.33%, Maturing July 31, 2011	377,980
Epco Holdings, Inc.
990,000	Term Loan, 7.37%, Maturing August 18, 2010	996,806
Key Energy Services, Inc.
496,250	Term Loan, 9.19%, Maturing June 30, 2012	499,274
LB Pacific, L.P.
709,200	Term Loan, 8.07%, Maturing March 3, 2012	710,973
Niska Gas Storage
72,727	Term Loan, 0.00%, Maturing May 13, 2011(2)	72,818
75,982	Term Loan, 7.14%, Maturing May 13, 2011	75,970
50,909	Term Loan, 7.16%, Maturing May 13, 2011	50,973
398,091	Term Loan, 7.17%, Maturing May 12, 2013	398,029
Petroleum Geo-Services ASA
222,129	Term Loan, 7.61%, Maturing December 16, 2012	223,878
Primary Natural Resources, Inc.
497,500	Term Loan, 9.35%, Maturing July 28, 2010(3)	495,958

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas (continued)
Targa Resources, Inc.
$390,000	Term Loan, 7.62%, Maturing October 31, 2007	$390,548
87,903	Term Loan, 7.62%, Maturing October 31, 2012	88,453
541,626	Term Loan, 7.63%, Maturing October 31, 2012	545,011
		$7,801,078
Publishing — 4.3%
American Media Operations, Inc.
$1,000,000	Term Loan, 8.37%, Maturing January 31, 2013	$1,007,396
CBD Media, LLC
718,954	Term Loan, 7.70%, Maturing December 31, 2009	724,945
Dex Media West, LLC
794,842	Term Loan, 6.88%, Maturing March 9, 2010	792,809
Gatehouse Media Operating, Inc.
465,000	Term Loan, 7.57%, Maturing June 6, 2013	466,163
Hanley-Wood, LLC
51,738	Term Loan, 7.61%, Maturing August 1, 2012	51,770
433,161	Term Loan, 7.69%, Maturing August 1, 2012	433,432
Medianews Group, Inc.
274,313	Term Loan, 7.07%, Maturing August 2, 2013	274,827
Nebraska Book Co., Inc.
731,810	Term Loan, 7.88%, Maturing March 4, 2011	735,012
Philadelphia Newspapers, LLC
224,438	Term Loan, 8.12%, Maturing June 29, 2013	223,596
R.H. Donnelley Corp.
1,468,747	Term Loan, 6.89%, Maturing June 30, 2010	1,464,566
Seat Pagine Gialle Spa
1,744,216	EURTerm Loan, 5.88%, Maturing June 8, 2013	2,246,805
SP Newsprint Co.
652,602	Term Loan, 5.32%, Maturing January 9, 2010	655,865
76,231	Term Loan, 8.48%, Maturing January 9, 2010	76,612
World Directories ACQI Corp.
500,000	EURTerm Loan, 6.01%, Maturing November 29, 2012	642,506
2,000,000	EURTerm Loan, 6.51%, Maturing November 29, 2013	2,580,961
Xsys, Inc.
1,000,000	EURTerm Loan, 6.56%, Maturing September 27, 2014	1,291,108
YBR Acquisition BV
450,000	EURTerm Loan, 5.74%, Maturing June 30, 2013	582,757
450,000	EURTerm Loan, 6.24%, Maturing June 30, 2014	585,026
		$14,836,156
Radio and Television — 3.1%
Adams Outdoor Advertising, L.P.
$455,068	Term Loan, 7.13%, Maturing October 15, 2011	$456,348

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
ALM Media Holdings, Inc.
$488,761	Term Loan, 7.87%, Maturing March 4, 2010	$489,219
Block Communications, Inc.
272,938	Term Loan, 7.37%, Maturing December 22, 2012	273,790
Cequel Communications, LLC
475,000	Term Loan, 9.99%, Maturing May 5, 2014	473,565
858,576	Term Loan, 11.49%, Maturing May 5, 2014	853,388
CMP KC, LLC
496,547	Term Loan, 9.31%, Maturing May 5, 2013	497,168
Intelsat Subsuduary Holding Co.
300,000	Term Loan, 7.62%, Maturing July 3, 2013	302,297
Nexstar Broadcasting, Inc.
390,107	Term Loan, 7.12%, Maturing October 1, 2012	389,254
369,730	Term Loan, 7.12%, Maturing October 1, 2012	368,921
P7S1 Holding II S.A.R.L.
1,000,000	EURTerm Loan, 7.26%, Maturing July 18, 2011	1,281,934
PanAmSat Corp.
700,000	Term Loan, 7.87%, Maturing January 3, 2014	706,660
Paxson Communications Corp.
850,000	Term Loan, 8.62%, Maturing January 15, 2012	865,406
SFX Entertainment
446,625	Term Loan, 7.62%, Maturing June 21, 2013	446,904
TDF SA
1,305,762	EURTerm Loan, 5.54%, Maturing March 11, 2013	1,674,469
305,762	EURTerm Loan, 6.42%, Maturing March 11, 2014	393,209
388,476	EURTerm Loan, 7.17%, Maturing March 11, 2015	499,993
Young Broadcasting, Inc.
246,875	Term Loan, 8.00%, Maturing November 3, 2012	246,682
497,500	Term Loan, 8.00%, Maturing November 3, 2012	497,111
		$10,716,318
Rail Industries — 0.1%
Railamerica, Inc.
$465,207	Term Loan, 7.44%, Maturing September 29, 2011	$467,678
		$467,678
Retailers (Except Food and Drug) — 1.6%
American Achievement Corp.
$431,525	Term Loan, 7.68%, Maturing March 25, 2011	$434,761
Coinmach Laundry Corp.
1,121,595	Term Loan, 7.91%, Maturing December 19, 2012	1,131,830
Josten's Corp.
849,035	Term Loan, 7.37%, Maturing October 4, 2011	854,165

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Mapco Express, Inc
$447,408	Term Loan, 8.07%, Maturing April 28, 2011	$451,603
Mauser Werke GMBH & Co. KG
375,000	Term Loan, 8.10%, Maturing December 3, 2011	377,344
Neiman Marcus Group, Inc.
237,342	Term Loan, 7.64%, Maturing April 5, 2013	239,493
Oriental Trading Co., Inc.
300,000	Term Loan, 11.47%, Maturing January 31, 2013	301,250
473,813	Term Loan, 8.18%, Maturing July 31, 2013	474,898
Savers, Inc.
102,792	Term Loan, 8.16%, Maturing August 11, 2012	103,499
122,208	Term Loan, 8.16%, Maturing August 11, 2012	123,048
Stewert Enterprises, Inc.
376,716	Term Loan, 7.23%, Maturing November 19, 2011	376,952
Travelcenters of America, Inc.
744,375	Term Loan, 7.11%, Maturing November 30, 2008	745,422
		$5,614,265
Steel — 0.0%
Gibraltar Industries, Inc.
$162,293	Term Loan, 7.13%, Maturing December 8, 2010	$162,192
		$162,192
Surface Transport — 0.2%
Sirva Worldwide, Inc.
$327,576	Term Loan, 11.61%, Maturing December 1, 2010	$302,906
Vanguard Car Rental USA
444,125	Term Loan, 8.35%, Maturing June 14, 2013	447,900
		$750,806
Telecommunications — 3.0%
Alaska Communications Systems Holdings, Inc.
$500,000	Term Loan, 7.12%, Maturing February 1, 2012	$500,375
Asurion Corp.
369,528	Term Loan, 8.32%, Maturing July 13, 2012	371,607
400,000	Term Loan, 11.58%, Maturing January 13, 2013	405,250
BCM Luxembourg Ltd.
375,000	EURTerm Loan, 5.93%, Maturing September 30, 2014	478,538
375,000	EURTerm Loan, 6.31%, Maturing September 30, 2015	481,949
Cellular South, Inc.
989,873	Term Loan, 7.14%, Maturing May 4, 2011	990,802
Centennial Cellular Operating Co., LLC
692,695	Term Loan, 7.62%, Maturing February 9, 2011	698,756

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Consolidated Communications, Inc.
$1,000,000	Term Loan, 7.38%, Maturing July 27, 2015	$1,003,125
Fairpoint Communications, Inc.
1,000,000	Term Loan, 7.13%, Maturing February 8, 2012	999,609
Hawaiian Telcom Communications, Inc.
497,778	Term Loan, 7.62%, Maturing October 31, 2012	499,333
Madison River Capital, LLC
990,476	Term Loan, 7.62%, Maturing July 29, 2012	996,512
NTelos, Inc.
491,261	Term Loan, 7.57%, Maturing August 24, 2011	493,472
Stratos Global Corp.
325,000	Term Loan, 8.11%, Maturing February 13, 2012	325,271
Syniverse Holdings, Inc.
337,446	Term Loan, 7.37%, Maturing February 15, 2012	338,290
Triton PCS, Inc.
738,722	Term Loan, 8.57%, Maturing November 18, 2009	745,801
Windstream Corp.
1,200,000	Term Loan, 7.12%, Maturing July 17, 2013	1,207,715
		$10,536,405
Utilities — 1.2%
Astoria Generating Co.
$375,000	Term Loan, 9.14%, Maturing August 23, 2013	$381,172
BRSP, LLC
550,000	Term Loan, 8.58%, Maturing July 13, 2009	552,750
Covanta Energy Corp.
234,146	Term Loan, 5.37%, Maturing June 24, 2012	236,390
167,370	Term Loan, 7.62%, Maturing May 27, 2013	168,974
162,500	Term Loan, 10.87%, Maturing June 24, 2013	165,750
La Paloma Generating Co., LLC
65,152	Term Loan, 7.07%, Maturing August 16, 2012	64,990
373,890	Term Loan, 7.12%, Maturing August 16, 2012	372,955
29,333	Term Loan, 7.12%, Maturing August 16, 2012	29,260
LSP General Finance Co., LLC
11,925	Term Loan, 7.12%, Maturing April 14, 2013	11,927
280,379	Term Loan, 7.12%, Maturing April 14, 2013	280,437
NRG Energy, Inc.
575,000	Term Loan, 7.37%, Maturing February 1, 2013	578,398
1,467,625	Term Loan, 7.37%, Maturing February 1, 2013	1,477,103
		$4,320,106
Total Senior, Floating Rate Interests (identified cost $256,765,123)		$259,763,258

Mortgage Pass-Throughs — 57.5%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$3,510	6.15%, with maturity at 2027(4)	$3,582,617
10,389	6.50%, with maturity at 2019(4)	10,738,650
11,790	7.00%, with various maturities to 2013(4)	12,135,835
6,590	7.50%, with maturity at 2024(4)	7,051,069
18,154	8.00%, with various maturities to 2031(4)	19,525,428
10,434	8.50%, with various maturities to 2031(4)	11,478,267
1,117	9.00%, with maturity at 2031	1,245,736
1,137	9.50%, with various maturities to 2022	1,266,581
2,628	11.50%, with maturity at 2019(6)	2,940,945
		$69,965,128
Federal National Mortgage Association:
$4,973	6.323%, with maturity at 2032(4)(5)	$5,064,730
17,996	6.50%, with various maturities to 2028(4)	18,384,091
2,635	7.00%, with maturity at 2014	2,724,003
12,885	7.50%, with various maturities to 2030(4)	13,684,343
7,270	8.00%, with various maturities to 2029(4)	7,819,070
1,688	8.50%, with maturity at 2027	1,840,787
1,580	9.00%, with various maturities to 2028	1,747,554
9,561	9.50%, with various maturities to 2031(4)	10,711,166
3,946	10.00%, with various maturities to 2031	4,431,164
		$66,406,908
Government National Mortgage Association:
$7,969	7.50%, with maturity at 2022(4)	$8,526,146
10,327	8.00%, with various maturities to 2027(4)	11,169,221
5,361	9.00%, with maturity at 2026	5,975,776
1,023	9.50%, with maturity at 2025	1,148,446
1,489	11.00%, with maturity at 2018	1,672,535
		$28,492,124
Collateralized Mortgage Obligations:
$4,234	Federal Home Loan Mortgage Corp., Series 2137, Class Z, 6.00%, 3/15/29	$4,315,371
4,950	Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29(4)	5,135,392
1,075	Federal Home Loan Mortgage Corp., Series 2214, Class NC, 11.053%, 8/15/21(5)	1,186,614
6,633	Federal Home Loan Mortgage Corp., Series S 2182, Class ZB, 8.00%, 9/15/29(4)	7,029,214
377	Federal National Mortgage Association, Series 1989-89, Class H, 9.00%, 11/25/19	410,810
938	Federal National Mortgage Association, Series 1991-122, Class N, 7.50%, 9/25/21	979,320
7,026	Federal National Mortgage Association, Series 1993-84, Class M, 7.50%, 6/25/23(4)	7,470,573
2,209	Federal National Mortgage Association, Series 1997(2)8, Class ZA, 7.50%, 4/20/27	2,322,612

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
$2,044	Federal National Mortgage Association, Series 1997-38, Class N, 8.00%, 5/20/27	$2,170,419
3,600	Federal National Mortgage Association, Series G-33, Class PT, 7.00%, 10/25/21(4)	3,726,907
		$34,747,232
Total Mortgage Pass-Throughs (identified cost $200,283,834)		$199,611,392
Corporate Bonds & Notes — 1.6%
Principal Amount (000's omitted)	Security	Value
Cable and Satellite Television — 0.7%
Iesy Hessen & ISH NRW, Variable Rate
2,000	EUR6.429%, 4/15/13(5)	$2,523,982
		$2,523,982
Financial Intermediaries — 0.2%
Centurion CDO 9 Ltd., Series 2005-9A
$500	9.35%, 7/17/19	$518,497
		$518,497
Index Linked Notes — 0.6%
JP Morgan Chilean Inflation Linked Note
$2,000	7.433%, 11/17/15(7)	$2,147,400
		$2,147,400
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$200	8.64%, 6/15/13(5)	$216,500
		$216,500
Total Corporate Bonds & Notes (identified cost $5,152,301)		$5,406,379
Sovereign Issues — 5.2%
Principal Amount (000's omitted)	Security	Value
Egyptian Treasury Bill
8,175	EGP0.00%, 11/21/06	$1,418,573
8,000	EGP0.00%, 12/5/06	1,383,247
8,525	EGP0.00%, 12/12/06	1,471,399
7,525	EGP0.00%, 12/26/06	1,294,182
7,590	EGP0.00%, 2/27/07	1,284,463

Principal Amount (000's omitted)	Security	Value
Federal Republic of Brazil
4,060	BRL10.00%, 1/1/14	$1,591,793
Indonesia Government
30,000,000	IDR11.00%, 12/15/12	3,392,289
Indonesia Recapitalization Bond
35,000,000	IDR12.25%, 7/15/07	3,920,140
Republic of Colombia
5,060,000	COP11.75%, 3/1/10	2,365,131
Total Sovereign Issues (identified cost $17,691,162)		$18,121,217
Call Options Purchased — 0.0%
Security	Contracts (000's omitted)	Value
Euro Call Option, Expires 10/02/2008, Strike Price 1.2738(3)	300	$18,572
Euro Call Option, Expires 10/20/2008, Strike Price 1.2990(3)	300	15,019
Euro Call Option, Expires 10/30/2008, Strike Price 1.3155(3)	300	13,042
Euro Call Option, Expires 10/14/2008, Strike Price 1.2950(3)	300	15,500
Total Call Options Purchased (identified cost, $62,580)		$62,133
Put Options Purchased — 0.0%
Security	Contracts (000's omitted)	Value
Euro Put Option, Expires 10/02/2008, Strike Price 1.2738(3)	300	$9,682
Euro Put Option, Expires 10/14/2008, Strike Price 1.2950(3)	300	12,317
Euro Put Option, Expires 10/20/2008, Strike Price 1.2990(3)	300	12,880
Euro Put Option, Expires 10/30/2008, Strike Price 1.3155(3)	300	15,274
Total Put Options Purchased (identified cost, $62,580)		$50,153

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.5%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$2,573,987	11/01/06	Investors Bank and Trust Company Time Deposit	5.31%	$2,573,987
2,624,000	11/01/06	Societe Generale Time Deposit	5.31%	2,624,000
Total Short-Term Investments (at amortized cost $5,197,987)				$5,197,987
Gross Investments — 140.6% (identified cost $485,215,567)				$488,212,519
Less Unfunded Loan Commitments — (0.2)%				$(641,248)
Net Investments — 140.4% (identified cost $484,574,319)				$487,571,271
Other Assets, Less Liabilities — (40.4)%				$(140,330,336)
Net Assets — 100.0%				$347,240,935

BRL - Brazilian Real

COP - Colombian Peso

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (LIBOR), and secondarily the prime rate offered by one or more major United States banks (the Prime Rate) and the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1E for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  All or a portion of these securities were on loan at October 31, 2006.

(5)  Adjustable rate securities. Rates shown are the rates at period end.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security pays 3.8% coupon and accrues principal based on annual increases in the Chilean UF Rate, for an effective yield of 7.433%.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value including $141,507,246 of securities on loan (identified cost, $484,574,319)	$487,571,271
Cash	2,474,604
Foreign currency, at value (identified cost, $81,632)	84,306
Receivable for open swap contracts	212,006
Receivable for open forward foreign currency contracts	432,077
Receivable for investments sold	1,284,442
Interest receivable	3,892,560
Prepaid expenses	24,613
Total assets	$495,975,879
Liabilities
Collateral for securities loaned	$144,861,787
Payable for investments purchased	1,325,179
Payable for open swap contracts	1,094,161
Payable for open forward foreign currency contracts	873,302
Payable for daily variation margin on open financial futures contracts	45,055
Payable to affiliate for investment advisory fees	269,840
Payable to affiliate for Trustees' fees	1,460
Other accrued expenses	264,160
Total liabilities	$148,734,944
Net Assets	$347,240,935
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 18,855,000 shares issued and outstanding	$188,550
Additional paid-in capital	352,981,219
Accumulated net realized loss (computed on the basis of identified cost)	(7,558,034)
Net unrealized appreciation (computed on the basis of identified cost)	1,629,200
Net Assets	$347,240,935
Net Asset Value
($347,240,935 ÷ 18,855,000 shares issued and outstanding)	$18.42

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest (net of foreign taxes, $31,048)	$21,227,169
Security lending income, net	1,756,134
Total investment income	$22,983,303
Expenses
Investment adviser fee	$4,321,458
Trustees' fees and expenses	17,829
Custodian fee	372,449
Legal and accounting services	107,781
Printing and postage	72,095
Transfer and dividend disbursing agent fees	59,860
Miscellaneous	52,162
Total expenses	$5,003,634
Deduct —
Reduction of custodian fee	$3,240
Reduction of investment adviser fee	1,152,389
Total expense reductions	$1,155,629
Net expenses	$3,848,005
Net investment income	$19,135,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(242,158)
Financial futures contracts	(399,442)
Swap contracts	(310,846)
Foreign currency and forward foreign currency exchange contract transactions	(96,000)
Net realized loss	$(1,048,446)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$6,155,770
Financial futures contracts	(71,700)
Swap contracts	(681,364)
Foreign currency and forward foreign currency exchange contracts	66,885
Net change in unrealized appreciation (depreciation)	$5,469,591
Net realized and unrealized gain	$4,421,145
Net increase in net assets from operations	$23,556,443

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
From operations — Net investment income	$19,135,298	$10,141,121
Net realized loss from investment transactions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions	(1,048,446)	(829,030)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	5,469,591	(3,840,391)
Net increase in net assets from operations	$23,556,443	$5,471,700
Distributions to shareholders — From net investment income	$(24,928,763)	$(12,577,955)
Tax return of capital	(1,532,344)	(2,128,945)
Total distributions to shareholders	$(26,461,107)	$(14,706,900)
Capital share transactions — Proceeds from sale of shares	$—	$360,035,000	(2)
Offering costs	—	(754,201	)(3)
Net increase in net assets from capital share transactions	$—	$359,280,799
Net increase (decrease) in net assets	$(2,904,664)	$350,045,599
Net Assets
At beginning of year	$350,145,599	$100,000
At end of year	$347,240,935	$350,145,599

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $16,965,000.

(3)  Net of an expense reimbursement from affiliate. See Note 3.

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended October 31, 2006
Cash Flows From (Used For) Operating Activities — Purchases of loan interests, corporate bonds and options	$(349,005,586)
Proceeds from sales and principal repayments	261,498,070
Interest received	26,403,128
Decrease in receivable from Investment Adviser	146,913
Increase in prepaid expenses	(13,365)
Facility fees received	127,375
Operating expenses paid	(3,772,497)
Increase in short-term investments	(421,987)
Increase in unfunded commitments	603,391
Net proceeds from securities lending	90,846,297
Foreign currency transactions	(65,935)
Swap contract transactions	(310,846)
Futures contract transactions	(426,087)
Net cash from operating activities	$25,608,871
Cash Flows From (Used For) Financing Activities — Cash distributions paid	$(26,461,107)
Net cash used for financing activities	$(26,461,107)
Net decrease in cash	$(852,236)
Cash at beginning of year(1)	$3,411,146
Cash at end of year(1)	$2,558,910
Reconciliation of Net Increase in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$23,556,443
Increase in receivable for investments sold	(634,845)
Increase in payable for investments purchased	342,949
Increase in interest receivable	(1,071,726)
Increase in prepaid expenses	(13,365)
Decrease in receivable from Investment Adviser	146,913
Increase in futures variation margin payable	45,055
Increase in payable to affiliate	5,533
Increase in payable for open swap contracts	893,370
Increase in receivable for open swap contracts	(212,006)
Increase in other accrued expenses	69,975
Increase in proceeds from securities lending	90,846,297
Increase in payable for foreign currency transactions	395,257
Increase in receivable for foreign currency transactions	(432,077)
Increase in unfunded commitments	603,391
Net increase in investments	(88,932,293)
Net cash from operating activities	$25,608,871

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended October 31, 2006		Period Ended October 31 2005(1)
Net asset value — Beginning of year	$18.570		$19.100	(2)
Income (loss) from operations
Net investment income(3)	$1.015		$0.540
Net realized and unrealized gain (loss)	0.238		(0.250)
Total income from operations	$1.253		$0.290
Less distributions
From net investment income	$(1.322)		$(0.667)
From tax return of capital	(0.081)		(0.113)
Total distributions	$(1.403)		$(0.780)
Offering costs charged to paid-in capital(3)	$—		$(0.040)
Net asset value — End of year	$18.420		$18.570
Market value — End of year	$17.750		$16.070
Total Investment Return on Net Asset Value	7.73	%(4)	1.71	%(5)
Total Investment Return on Market Value	19.96	%(4)	(11.98	)%(5)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$347,241		$350,146
Expenses before custodian fee reduction	1.11%		1.02	%(6)
Expenses after custodian fee reduction	1.11%		1.01	%(6)
Net investment income	5.50%		4.26	%(6)
Portfolio Turnover	56%		89%

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(6)  Annualized.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 15, 2004. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing its assets primarily in: senior, secured floating-rate loans made to corporate and other business entities (Senior Loans); bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies (Foreign Obligations); and mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. These investments may consist of derivatives. Senior Loans are typically of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments include interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, EatonVance Management (EVM), under procedures established by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on this assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine the fair value, such as when only a portion of the borrower's assets are likely to be sold. In conducting its assessment and analyses, for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by independent pricing services. The pricing services consider various factors

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

relating to bonds or loans and/or market transactions to determine market value. Most seasoned 30 year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in 60 days or less, are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. OTC options are valued at the mean between the bid and asked price provided by dealers. Financial futures contracts listed on commodity exchanges and exchange traded options are valued at closing settlement prices.

Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.

Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the exchange which will not be reflected in the computation of the Fund's net asset value unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service.

Securities for which there is no such quotation or valuations and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

B  Income — Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are paid/recognized immediately.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $6,909,291 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2013 ($5,051,488) and October 31, 2014 ($1,857,803).

D  Offering Costs — Costs incurred by the Fund in connection with the offering were recorded as a reduction of capital paid in excess of par.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements whereby all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

fees are reported as a reduction of expenses in the Statements of Operations.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

L  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund currently makes floating-rate payments based on the

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

benchmark interest rate. In exchange, the Fund receives payments at a fixed interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

M  Credit Default Swaps — The Fund may enter into credit default swaps for investment and risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract. When the Fund is the seller of a credit default swap contract, it receives a stream of payments, but is obligated to pay par value of the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash, cash equivalents or liquid securities in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

O  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

  2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, a portion of distributions to shareholders may be characterized as a return of capital for federal income tax purposes. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the different treatment for paydown gain/losses on mortgage-backed securities, foreign currency, swaps and the method for amortizing premiums.

The tax character of the distributions paid for the year ended October 31, 2006 and the period from the start of business February 28, 2005, to October 31, 2005 were as follows:

	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
Distributions declared from:
Ordinary Income	$24,928,763	$12,577,955
Return of Capital	$1,532,344	$2,128,945

(1)  For the period from the start of business February 28, 2005, to October 31, 2005.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended October 31, 2006, accumulated distributions in excess of net investment income was decreased by $5,793,465, accumulated net realized loss was increased by $1,386,776, and paid-in capital was decreased by $4,406,689. This change had no effect on net assets or net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized appreciation	$771,306
Capital loss carryforwards	$(6,909,291)
Other temporary differences	$209,151

  3  Investment Adviser Fee and Other Transactions with Affiliates

The Fund has agreed to pay the EVM, as compensation for management and investment advisory services, a fee in the amount of 0.75% of the total leveraged assets, subject to the limitation on total leveraged assets described below. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 40% on the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2006, the Fund's investment leverage represents 50% of total leveraged assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

The "notional value" of a forward foreign currency contract or a futures contract or swap based upon foreign currencies, issuers or markets for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked-to-market on a daily basis and are reflected in the Fund's net assets.

For the year ended October 31, 2006, the fee was equivalent to 0.67% of the Fund's average daily total leveraged assets, and 1.24% of the Fund's average daily net assets, for such period and amounted to $4,321,458. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations 0.15% of average daily total leveraged assets of the Fund in year six, 0.10% in year seven and 0.05% in year eight. For the year ended October 31, 2006, the Investment Adviser waived $1,152,389 of its advisory fee.

EVM had agreed to reimburse the Fund for all Fund organizational costs and the amount by which the aggregate of all the Fund's offering costs exceeded $0.04 per share. For the period from the start of business, February 28, 2005, to October 31, 2005, EVM reimbursed the Fund $15,000, in organization costs and $146,913 in offering costs, respectively.

Trustees of the Fund, who are not affiliated with EVM, may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

  4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns on

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

mortgage-backed securities, for the year ended October 31, 2006, were as follows:

Purchases
Investments (non-U.S. Government)	$257,401,581
U.S. Government Securities	91,935,730
$349,337,311
Sales
Investments (non-U.S. Government)	$207,071,491
U.S. Government Securities	55,061,424
$262,132,915

  5  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $6,701,197 for the year ended October 31, 2006. At October 31, 2006, the value of the securities loaned and the value of the collateral amounted to $141,507,246 and $144,861,787, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  6  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. Transactions in shares were as follows:

	Year Ended October 31,
	2006	2005(1)
Sales	—	18,855,000
Net increase	—	18,855,000

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

  7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$485,432,213
Gross unrealized appreciation	$4,228,495
Gross unrealized depreciation	(2,089,437)
Net unrealized appreciation	$2,139,058

The unrealized depreciation on foreign currency, swap contracts, financial futures contracts and forward contracts at October 31, 2006 on a federal income tax basis was $1,367,752.

  8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  9  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts, and swap contracts and may

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/03/06	Brazilian Real	United States Dollar
	5,300,000	2,470,862	$(8,090)
11/10/06	Canadian Dollar 4,000,000	United States Dollar 3,547,672	(23,260)
11/02/06	Euro 13,344	United States Dollar 17,032	1
11/30/06	Euro 53,126,658	United States Dollar 67,425,368	(485,111)
11/30/06	Great British Pound 7,999,288	United States Dollar 15,117,414	(142,867)
11/16/06	Japanese Yen 406,000,000	United States Dollar 3,484,022	11,868
11/01/06	Malaysian Ringgit 21,495,000	United States Dollar 5,903,760	18,750
11/02/06	Serbian Dinar 45,000,000	Euro 569,620	(2,301)
01/08/07	Thai Baht 130,000,000	United States Dollar 3,447,361	(94,712)
			$(725,722)

Purchases

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
11/14/06	Australian Dollar	New Zealand Dollar
	4,500,000	5,227,290	$(16,167)
11/03/06	Brazilian Real 5,300,000	United States Dollar 2,411,502	67,450
12/04/06	Brazilian Real 5,300,000	United States Dollar 2,456,661	8,112
11/06/06	Egyptian Pound 7,431,013	United States Dollar 1,298,107	(2,806)
11/03/06	Indonesian Rupiah 32,000,000,000	United States Dollar 3,460,208	51,452

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
11/03/06	Indian Rupee	United States Dollar
	158,000,000	3,440,017	$68,481
11/09/06	Icelandic Kroner 376,674,800	Euro 4,370,129	(19,818)
11/27/06	Icelandic Kroner 211,144,000	Euro 2,435,537	(9,753)
11/28/06	Kazakhstan Tenge 143,700,000	United States Dollar 1,126,617	(1,665)
08/03/07	Kazakhstan Tenge 66,000,000	United States Dollar 557,432	(40,060)
11/09/06	Mexican Peso 38,328,000	United States Dollar 3,540,595	19,858
11/21/06	Mexican Peso 18,600,000	United States Dollar 1,716,453	10,413
11/01/06	Malaysian Ringgit 21,495,000	United States Dollar 5,836,433	48,577
11/10/06	Malaysian Ringgit 26,000,000	United States Dollar 7,087,945	33,197
12/01/06	Malaysian Ringgit 34,495,000	United States Dollar 9,461,390	(4,033)
11/03/06	Philippines Peso 180,000,000	United States Dollar 3,609,529	2,028
12/01/06	Philippines Peso 185,000,000	United States Dollar 3,698,595	7,105
11/03/06	Romanian Leu 28,500,000	Euro 8,082,584	26,381
11/20/06	Romanian Leu 5,100,000	Euro 1,448,041	(1,957)
11/02/06	Serbian Dinar 45,000,000	Euro 556,277	19,332
11/14/06	Serbian Dinar 63,000,000	Euro 784,704	18,865
11/16/06	Serbian Dinar 45,000,000	Euro 568,397	3,315
11/02/06	Turkish Lira 1,285,000	United States Dollar 877,612	2,802
11/03/06	Turkish Lira 4,124,500	United States Dollar 2,810,754	14,090
11/30/06	Turkish Lira 4,000,000	United States Dollar 2,733,174	(20,702)
			$284,497

Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
12/06	21 Japan 10 Year Bond	Short	$(24,240,579)	$(24,312,279)	$(71,700)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Description of the underlying instruments to futures contracts: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

At October 31, 2006, the Fund had sufficient cash and/or securities to cover potential obligations arising from open futures and forward foreign currency exchange contracts as well as margin requirements on the open futures contracts.

Credit Default Swaps

The Fund has entered into credit default swaps whereby the Fund is buying or selling exposure to an increase in credit spreads for the underlying instrument. The maximum payouts are limited to the notional amount of each swap.

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	3/20/2010	Agreement with Credit Suisse First Boston dated 3/05/2005 whereby the Fund will pay 2.01% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Turkish sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Credit Suisse First Boston.	$(218,513)
10,000,000	USD	3/20/2010	Agreement with JP Morgan Chase Bank dated 3/05/2005 whereby the Fund will pay 2.00% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Turkish sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(215,461)
5,000,000	USD	9/20/2011	Agreement with Credit Suisse First Boston dated 7/21/2006 whereby the Fund will pay 2.15% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Filipino sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by the Philippines to Credit Suisse First Boston.	$(165,680)
5,000,000	USD	9/20/2011	Agreement with JP Morgan Chase Bank dated 7/21/2006 whereby the Fund will pay 2.17% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Filipino sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by the Philippines to JP Morgan Chase Bank.	$(169,919)
10,000,000	USD	9/20/2011	Agreement with JP Morgan Chase Bank dated 7/21/2006 whereby the Fund will pay 2.09% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Indonesian sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Indonesia to JP Morgan Chase Bank.	$(322,757)
5,388,000	USD	8/20/2009	Agreement with JP Morgan Chase Bank dated 8/11/2006 whereby the Fund will pay 0.61% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Brazilian sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Brazil to JP Morgan Chase Bank.	$(1,831)
3,466,000	USD	8/20/2011	Agreement with JP Morgan Chase Bank dated 8/11/2006 whereby JP Morgan Chase Bank will pay 1.25% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Brazilian sovereign issues, the Fund agrees to pay JP Morgan Chase Bank the notional amount of the swap. To receive that payment, JP Morgan Chase Bank must deliver a bond (with par value equal to the notional amount of the swap) issued by Brazil to the Fund.	$18,502
6,800,000	USD	10/20/2016	Agreement with Credit Suisse First Boston dated 10/19/2006 whereby the Fund will pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Italian sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Italy to Credit Suisse First Boston.	$5,017
				$(1,070,642)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Interest Rate Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation
19,500,000	MXN	5/26/2016	Agreement with JP Morgan Chase Bank dated 6/08/2006 whereby the Fund makes a payment every 28 days at a rate equal to the Mexican Interbank Equilibrium Interest Rate Index on the notional amount of $19,500,000 MXN. In exchange, the Fund receives payments every 28 days at a fixed rate equal to 9.87% on the same notional amount.	$172,755
190,000,000	MXN	10/12/2007	Agreement with JP Morgan Chase Bank dated 10/13/2006 whereby the Fund makes payment every 28 days at a rate equal to the Mexican Interbank Equilibrium Interest Rate Index on the notional amount of $190,000,000 MXN. In exchange, the Fund receives payments every 28 days at a fixed rate equal to 7.62% on the same notional amount.	$15,732
				$188,487

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Short Duration Diversified
Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business February 28, 2005 to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of October 31, 2006, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Short Duration Diversified Income Fund at October 31, 2006, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Short Duration Diversified Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2006, our records indicate that there are 18 registered shareholders and approximately 12,204 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Short Duration Diversified Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (February 2005) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the portfolio.

As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/19/41	Trustee and Vice President	Trustee until 2009. 3 years. Trustee and Vice President since 2004	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2009. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2009. 3 years. Trustee and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Trustee since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Trustee since 2005	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2005	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2005	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Fund since 2004.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 8, 2006.

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Investment Adviser of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116

Eaton Vance Short Duration Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2319-12/06  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended October 31, 2005 and October 31, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2005	10/31/2006

Audit Fees	$51,555	$61,450

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,400	$16,145

All Other Fees(3)	$0	$0

Total	$59,955	$77,595

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/2005	10/31/2006

Registrant	$8,400	$16,145

Eaton Vance(1)	$223,443	$72,100

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Christine Johnston, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is co-head of Eaton Vance’s Senior Loan Group.  Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  Mr. Venezia has been with Eaton Vance since 1984 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Global Bond Department.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Christine Johnston
Registered Investment Companies	4	$1,300.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	13	$14,704.4	0	$0
Other Pooled Investment Vehicles	7	$4,997.3	6	$2,589.5
Other Accounts	2	$1,337.7	0	$0
Susan Schiff
Registered Investment Companies	5	$4,456.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	13	$14,704.4	0	$0
Other Pooled Investment Vehicles	7	$4,997.3	6	$2,589.5
Other Accounts	2	$1,337.7	0	$0
Mark S. Venezia
Registered Investment Companies	4	$4,654.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Christine Johnston	None
Scott H. Page	None
Susan Schiff	None
Payson F. Swaffield	None
Mark S. Venezia	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:                    December 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:                    December 19, 2006

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:                    December 19, 2006